UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): October 26, 2020

Ocean Power Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33417 (Commission File Number)	22-2535818 (I.R.S. Employer Identification No.)

28 Engelhard Drive, Suite B Monroe Township, New Jersey (Address of principal executive offices)	08831 (Zip Code)

(609) 730-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock $0.001 Par Value	OPTT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[  ]

Item 1.01 Entry into a Material Definitive Agreement.

On October 26, 2020, Ocean Power Technologies, Inc. (“OPT” or the “Company”) entered into an agreement (the “ACET Agreement”) with Adams Communication & Engineering Technology, Inc. (“ACET”) to, among other things, conduct a feasibility study for the evaluation of a PB3 PowerBuoy® power and 5G communications solution in support of the U.S. Navy’s Naval Postgraduate School’s Sea, Land, Air, Military Research Initiative (“SLAMR”), which conducts interdisciplinary research in unmanned and robotic systems. OPT and ACET will review, validate, and determine the cost and configuration of integrating OPT solutions as the basis of an autonomous offshore 5G communications system. The study will detail preliminary operational, deployment, and maintenance plans, and regulatory approval requirements to support the SLAMR initiative’s focus on unmanned and robotic systems.

The duration of the study is through February 9, 2021. The fixed price for the study is $52,500. ACET is not obligated to pay any amounts in excess of this without a written agreement between the parties. The contract is terminable at will by ACET but they remain obligated to cover costs of the Company unless they terminate for cause.

The ACET Agreement includes a number of other standard contract terms and conditions, including without limitation, provisions relating to conduct, warranties, indemnities and limit of liabilities, and risk of loss and insurance. In addition, both parties are subject to a one year non-solicitation of employees covenant during the term of the ACET agreement and for one year thereafter.

The foregoing description of the ACET Agreement is qualified in its entirety by reference to the text of the ACET Agreement, a copy of which the Company is filed herewith as Exhibit 10.1.

The Company issued a press release on October 27, 2020 announcing the entry into the ACET Agreement, a copy of which is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Subcontract between Ocean Power Technologies, Inc. and Adams Communication & Engineering Technology Inc. dated effective October 20, 2020.

99.1	Press Release issued by Ocean Power Technologies, Inc.., dated October 27, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ocean Power Technologies, Inc.

Dated: October 27, 2020	/s/ George H. Kirby III
George H. Kirby III
President and Chief Executive Officer